EXHIBIT 10.82

                               FOURTH AMENDMENT TO
                     AMENDED AND RESTATED PURCHASE AGREEMENT

      This Fourth Amendment to Amended and Restated Purchase Agreement dated as of November 15, 2000 (the "Amendment") is made by and between First Investors Financial Services, Inc., a Texas corporation (the "Seller"), and F.I.R.C., Inc., a Delaware corporation ("FIRC"). Capitalized terms used herein which are not otherwise defined shall have the same meaning herein as in the Purchase Agreement referred to below.

                              W I T N E S S E T H:

      WHEREAS, the Seller and FIRC are parties to that certain Amended and Restated Purchase Agreement dated as of October 30, 1996, as amended by that certain First Amendment to Amended and Restated Purchase Agreement dated as of January 31, 1997, and as further amended by that certain Second Amendment to Amended and Restated Purchase Agreement effective as of April 30, 1997, and as further amended by that certain Third Amendment to Amended and Restated Purchase Agreement dated as of June 25, 1999 (as amended, the "Purchase Agreement");

      WHEREAS, the Seller and FIRC desire to amend the Purchase Agreement as set forth below;

      NOW THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and FIRC hereby agree as follows:

      1. AMENDMENTS TO PURCHASE AGREEMENT.

            (a) The definition of "Bank Collateral Agent" in Article I of the Purchase Agreement is hereby amended in its entirety to provide as follows:

                  "Bank Collateral Agent" shall mean Wells Fargo Bank Minnesota,
            National Association (f/k/a Norwest Bank Minnesota, National Association) and any successor thereto appointed pursuant to Section 19 of the Security Agreement.

            (b) The definition of "Credit Agreement" in Article I of the Purchase Agreement is hereby amended in its entirety to provide as follows:

                  "Credit Agreement" shall mean that certain Second Amended and
            Restated Credit Agreement dated as of November 15, 2000
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            among FIRC, the Banks as defined therein, and Bank of America, N.A., as agent for the Banks.

            (c) The definition of "Servicer" in Article I of the Purchase Agreement is hereby amended in its entirety to provide as follows:

                  "Servicer" shall mean First Investors Servicing Corporation, a
            Delaware corporation and successor in name to Auto Lenders Acceptance Corporation.

            (d) The definition of "Servicing Agreement" in Article I of the Purchase Agreement is hereby amended in its entirety to provide as follows:

                  "Servicing Agreement" shall mean that certain Servicing
            Agreement dated as of June 25, 1999 among FIRC, the Servicer and Wells Fargo Bank Minnesota, National Association, as Back-up Servicer and Collateral Agent, as amended by that certain First Amendment to Servicing Agreement dated as of November 15, 2000, and any amendments, modifications, renewals or extensions thereof.

            (e) Clause (xx) of subsection (b) of Section 3.02 of the Purchase Agreement is hereby amended in its entirety to provide as follows:

                  (xx) MATURITY OF RECEIVABLES. Each Receivable shall have an original maturity of not greater than 66 months.

            (f) Subsection (f) of Section 5.01 of the Purchase Agreement is hereby amended in its entirety to provide as follows:

                  (f) Prior to the Effective Time with respect to each
            Receivable, the Seller shall cause the following notation to be stamped on the face of the retail installment sales contract or installment note, as applicable, evidencing such Receivable: "FIRST INVESTORS FINANCIAL SERVICES, INC. HAS SOLD AND ASSIGNED ALL RIGHT, TITLE AND INTEREST IN THIS CONTRACT OR NOTE, AS THE CASE MAY BE, TO WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS COLLATERAL AGENT FOR BANK OF AMERICA, N.A. AND OTHERS."

2. AMENDMENT INCLUDED IN REFERENCES. On and after the date on which this Amendment becomes effective, each reference (a) in the Purchase Agreement to "this Agreement", "hereunder",
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"herein" or words of like import, or (b) in the Loan Documents (as defined in the Credit Agreement) to the "Purchase Agreement" shall mean and be a reference to the Purchase Agreement, as hereby amended.

      3. RATIFICATION OF PURCHASE AGREEMENT. Except as expressly affected by the provisions set forth herein, the Purchase Agreement, as hereby amended, shall remain in full force and effect and is hereby ratified and confirmed.

      4. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original but when taken together shall constitute but one instrument.

      5. EFFECTIVENESS. This Amendment shall become effective contemporaneously with the effectiveness of that certain Amended and Restated Credit Agreement of even date herewith among FIRC, Bank of America, N.A., individually and as agent, and the other financial institutions parties.

      IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Amendment as of the date first set forth above.


                                    First Investors Financial Services, Inc.


                                    By: ________________________________________
                                            Bennie H. Duck, Vice President


                                    F.I.R.C., Inc.


                                    By: ________________________________________
                                            Bennie H. Duck, Vice President

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